EXECUTION VERSION
SETTLEMENT AND TERMINATION AGREEMENT
This SETTLEMENT AND TERMINATION AGREEMENT (this “Agreement”), dated as of May 10, 2016, is made by and among FREEPORT-McMoRan Inc. (“FCX”), FREEPORT-McMoRan Oil & Gas, LLC (“FM O&G”) and NOBLE DRILLING (U.S.) LLC (“Noble”). FCX, FM O&G and Noble are sometimes hereinafter collectively referred to as the “Parties” and individually as a “Party.”
RECITALS
WHEREAS, FM O&G is a wholly owned subsidiary of FCX; and
WHEREAS, FM O&G (as successor in interest to Plains Exploration & Production Company) and Noble (as successor in interest to Noble Drilling Holding LLC) are parties to (a) that certain Domestic Daywork Drilling Contract – Offshore, dated April 17, 2013, as the same has been amended from time to time (the “NSC Contract”), with respect to the drilling vessel Noble Sam Croft, IMO No. 9621508 (the “NSC”), and (b) that certain Domestic Daywork Drilling Contract – Offshore, dated April 17, 2013, as the same has been amended from time to time (the “NTM Contract”; collectively, together with the NSC Contract, the “Drilling Contracts”), with respect to the drilling vessel Noble Tom Madden, IMO No. 9639074 (the “NTM”; collectively, together with the NSC, the “Drilling Units”); and
WHEREAS, the Parties have mutually agreed to terminate the Drilling Contracts, and release each other from any and all claims, obligations and liabilities under and with respect thereto, subject to the terms and conditions of this Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants, promises and agreements hereinafter set forth, the parties agree as follows:
1.Recitals. The recitals set forth above are incorporated by this reference in and are made a part of this Agreement. Terms not otherwise defined in this Agreement shall have the meaning given to same in the Drilling Contracts. To the extent there is any conflict between the terms of this Agreement and those of the Drilling Contracts, the terms of this Agreement shall control.
2.    Payment Obligations of FCX.
(a)    FCX shall provide to Noble $540,000,000 in value as follows:
(i)    In the period beginning on May 19, 2016 (the “Start Date”) and ending on June 17, 2016 (the “End Date”), FCX, at its option, may (a) provide to Noble bonds issued by Noble (or its parent or affiliated company) with maturities up to and including December 31, 2019 (“Noble Bonds”), or (b) issue to Noble an aggregate number of shares (the “Shares”) of FCX common stock (“FCX Stock” and each such issuance, a “Stock Issuance”) not to exceed 9.9% of the outstanding shares of FCX Stock;
(1)    FCX may provide Noble with Noble Bonds only up to an amount of $200,000,000, with any Noble Bonds to be provided being valued at the face value plus accrued interest of such Noble Bonds;
(2)    Each Stock Issuance shall comply with the following requirements: (i) one or more agents or underwriters shall have agreed on the date of such Stock Issuance to accept such Shares for resale by Noble prior to such Stock Issuance, (ii) no such Stock Issuance will exceed 20% of the simple average trading volume of FCX Stock for the five trading days preceding such Stock Issuance, (iii) FCX shall notify Noble of any such Stock Issuance prior to 9:00 a.m., Eastern Time on the date of such Stock Issuance or, if the notice occurs later than 9:00 a.m. on the date of any Stock Issuance, the calculation of the volume-weighted average price described in the next sentence shall begin one-half hour after the actual time of such notice to Noble, but in no event shall notice of any Stock Issuance be later than 1:00 p.m., Eastern Time on any date, and (iv) no Stock Issuance shall occur when there is a Suspension Notice in effect (as defined below). For purposes of calculating the volume-weighted average price, the parties shall use Bloomberg page FCX <Equity> AQR <Go>. FCX Stock issued to Noble will be valued at the per share volume-weighted average price for the trading day on the date of the associated Stock Issuance (without regard to after-hours trading or any other trading outside of the regular trading session trading hours). In addition, the FCX Stock issued to Noble will be (a) pursuant to FCX’s effective shelf registration statement, (b) delivered to Noble through the facilities of The Depository Trust Company on the date of the Stock Issuance, and (c) fully paid and non-assessable and free and clear of all liens and encumbrances; and
(ii)    On the first business day following the End Date, FCX will make a cash payment to Noble, by wire transfer of funds pursuant to written instructions to be provided by Noble, of the amount necessary, if any, such that Noble receives the full credited value of $540,000,000 as of such date.
(b)    On September 30, 2017, FCX agrees to make the following additional contingent payments to Noble:
(i)    $25,000,000, if and only if the price of West Texas Intermediate crude oil averages more than $50 per barrel for the period of June 30, 2016 through June 30, 2017; and
(ii)    in addition to the amount in clause (i) above, $50,000,000, if and only if the price of West Texas Intermediate crude oil averages more than $65 per barrel for the period of June 30, 2016 through June 30, 2017.
3.    Termination of Drilling Contracts. Except as otherwise provided in this Agreement, the Parties agree that the Drilling Contracts shall be terminated as of the date of this Agreement, and that none of them will have any further obligations or liabilities under or with respect to the Drilling Contracts or with respect to the other Parties in connection therewith from and after such date; provided, that the Parties shall continue to be bound by the provisions of each Drilling Contract that are expressly provided to survive termination (except any of those provisions that require payment for use of the Drilling Units, including but not limited to mobilization and demobilization, shall terminate) or that reasonably require some action or forbearance after such termination,

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including the assumption of responsibility and hold harmless, indemnity, release, and insurance obligations of the Parties with respect to events occurring prior to and through the date of termination.
4.    Demobilization of Drilling Units. FM O&G and Noble will work together in good faith to facilitate the demobilization of the Drilling Units in accordance with the terms of the Drilling Contracts. To the extent that FM O&G requires a Drilling Unit to complete an assignment that is ongoing as of the date of this Agreement, the applicable Drilling Contract shall remain in effect and Noble will continue to make such Drilling Unit available to FM O&G subject to the terms and conditions of the applicable Drilling Contract until such time that such Drilling Unit completes its current assignment; provided, that FM O&G shall not owe Noble any compensation for the use of such Drilling Unit, the compensation for such use being a component of the amount to be paid by FCX to Noble under Section 2 hereof; and further provided that with respect to Appendix D of the Drilling Contracts, until such time as the assignment is completed and the Drilling Unit has been demobilized to Pascagoula, Mississippi, Contractor’s Items shall continue to be provided by and at the expense of Contractor and Operator’s Items shall continue to be provided by and at the expense of Operator. Once such assignment has been completed, then Section 3 shall apply to such Drilling Unit.
5.    Release of Claims. Except as provided in this Agreement, and except as to any breach of the terms and conditions set forth in this Agreement, each of the Parties, on its own behalf and on behalf of any affiliated or related person or entity, including without limitation, any subsidiaries or parent companies, other entities under common control, shareholders or directors of any of the above, and any successors, insurers, assigns or legal representatives, hereby releases, acquits and forever discharges the other Party, its present, former or future shareholders, affiliates, related parties, subsidiaries or parent companies, divisions, as well as any shareholders, directors, officers, agents and employees of any of the above, and any successors, insurers, assigns or legal representatives of any of the above, of and from any and all obligations, liabilities, claims, demands, causes of action, damages, costs, expenses or liabilities of any kind whatsoever, whether known or unknown, whether foreseeable or unforeseeable, whether liquidated or unliquidated, whether arising under contract, Federal, State, common or general maritime law, or in equity, which any of them has or may have, whether previously presented or not, against any other Party arising out of related to the Drilling Contracts.
6.    Conditions to Closing of Stock Issuances.
(a)    Mutual Conditions. The respective obligations of FCX and Noble to consummate any Stock Issuance shall be subject to the satisfaction on or prior to the closing date of such Stock Issuance of each of the following conditions (any or all of which may be waived by a particular party on behalf of itself in writing, in whole or in part, to the extent permitted by applicable law):
(i)    no statute, rule, order, decree or regulation shall have been enacted or promulgated, and no action shall have been taken, by any governmental authority which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise seeks to prohibit the consummation of the transactions contemplated by this Agreement or makes the transactions contemplated by this Agreement illegal; and

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(ii)    there shall not be pending any suit, action or proceeding by any third party that is not a governmental authority which seeks to restrain, preclude, enjoin or prohibit the transactions contemplated by this Agreement.
(b)    Noble’s Conditions. The obligation of Noble to consummate any Stock Issuance shall be subject to the satisfaction on or prior to the closing date of such Stock Issuance of each of the following conditions (any or all of which may be waived by Noble in writing, in whole or in part with respect to such Shares, to the extent permitted by applicable law):
(i)    since the date of this Agreement, no FCX Material Adverse Effect (as defined below) shall have occurred and be continuing;
(ii)    no notice of delisting of the Shares from the New York Stock Exchange (“NYSE”) shall have been received by FCX;
(iii)    the representations and warranties of FCX contained in this Agreement that are qualified by materiality or FCX Material Adverse Effect shall be true and correct as of the closing date of the applicable Stock Issuance as if made on and as of such closing date and all other representations and warranties shall be true and correct in all material respects as of such closing date as if made on and as of such closing date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only); and
(iv)     the covenants of FCX contained in this Agreement shall have been performed or complied with as of the Start Date and the date of each Stock Issuance.
(c)    FCX’s Conditions. The issuance of Shares to Noble by FCX shall be subject to the satisfaction on or prior to the closing date for each Stock Issuance of the following condition (which may be waived by FCX in writing, in whole or in part, to the extent permitted by applicable law): the representations and warranties of Noble contained in this Agreement shall be true and correct in all material respects at and as of the closing date of the applicable Stock Issuance as if made on and as of such closing date (except that representations and warranties made as of a specific date shall be required to be true and correct as of such date only).
7.    Representations, Warranties and Covenants of FCX and FM O&G.     As an inducement to Noble to enter into and perform this Agreement, FCX and FM O&G each hereby represents and warrants to, and covenants with Noble as follows:
(a)    Company Status.    FCX is a corporation incorporated and existing under the laws of Delaware, having its principal place of business at 333 North Central Avenue, Phoenix, Arizona 85004 and FM O&G is a limited liability company incorporated and existing under the laws of Delaware, having its principal place of business at 700 Milam, Suite 3100, Houston, Texas 77002.
(b)    Authority.    The execution, delivery and performance by FCX and FM O&G of this Agreement have been duly and validly authorized and approved by all necessary company action on the part of FCX and FM O&G. Each of FCX and FM O&G has full right, power and authority to execute and deliver this Agreement and consummate the transactions contemplated

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hereby, and upon such execution and delivery, this Agreement shall be binding and enforceable against FCX and FM O&G in accordance with its terms.
(c)    Ownership. Immediately prior to the transfer of any Noble Bonds to Noble, FCX and FM O&G will own and have all right and title in the Noble Bonds and have proper authority to exercise all rights of ownership with respect to, and upon conveyance and delivery of the Noble Bonds to Noble and the settlement of such transfer, Noble shall be the rightful owner of, with all right and title in, the Noble Bonds.
(d)    Validity. The Shares have been duly and validly authorized and, when issued and delivered as provided herein, will be duly and validly issued, fully paid (to the extent required under FCX’s organizational documents) and non-assessable (except as described in FCX’s organizational documents) and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares will be free of any restriction upon the voting or transfer thereof pursuant to FCX’s organizational documents or any agreement or other instrument to which FCX is a party; and the statements under the caption “Description of capital stock” in the Prospectus and contained or incorporated by reference in the Registration Statement, insofar as such statements summarize certain provisions of documents referred to therein, fairly summarize such provisions in all material respects.
(e)    Description of the Shares. The Shares conform in all material respects to the description thereof, if any, contained or incorporated by reference in the Registration Statement and the accompanying Prospectus.
(f)    NYSE. The Shares are listed on the NYSE, and FCX has not received any notice of delisting.
(g)    Registration Statement and Prospectus. A registration statement on Form S-3 (File No. 333-206257) (the “FCX Form S-3”) pursuant to which the Shares will be offered has (i) been prepared by FCX in conformity in all material respects with the requirements of the Securities Act of 1933, as amended and the rules and regulations of the SEC promulgated thereunder (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act. As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, became or was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Registration Statement” means the registration statement referred to above, as amended at the Effective Time; and “Prospectus” means the final prospectus supplement relating to the Shares and the offering thereof, including the accompanying base prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations after the date and time this Agreement is executed. Reference made herein to the Prospectus shall be deemed to refer to and include any information incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Prospectus, and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Prospectus, and incorporated by reference in the Prospectus; and any reference to any

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amendment to the Registration Statement shall be deemed to include any periodic report of FCX filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Prospectus. The Registration Statement, at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x). The initial Effective Time of the Registration Statement was not earlier than the date three years before the date hereof. The Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(h)    FCX SEC Documents.
(i)    FCX has timely filed with the Commission all forms, registration statements, reports, schedules and statements required to be filed by it under the Exchange Act or the Securities Act (all such documents together with the Registration Statement, collectively the “FCX SEC Documents”), other than any filing not timely filed that would not have a FCX Material Adverse Effect, cause FCX to be ineligible to use Form S-3 in connection with any Stock Issuance or any resale of the Shares by Noble or otherwise adversely affect any Party’s ability to consummate any Stock Issuance or any resale of the Shares by Noble. The FCX SEC Documents, including, without limitation, any audited or unaudited financial statements and any notes thereto or schedules included therein (the “FCX Financial Statements”), at the time filed (in the case of registration statements, solely on the dates of effectiveness) or furnished (except to the extent corrected by a subsequently filed FCX SEC Document filed prior to the date hereof) (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in light of the circumstances under which they were made in the case of any Prospectus) not misleading, (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, (c) complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, and (d) in the case of the FCX Financial Statements, fairly present (subject in the case of unaudited statements to normal, recurring and year-end audit adjustments) in all material respects the consolidated financial position of FCX and its subsidiaries (each an “FCX Subsidiary”) as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.
(ii)    The historical consolidated financial statements of FCX and its consolidated subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the consolidated financial condition, results of operations and cash flows of FCX as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).
(iii)    Ernst & Young LLP, who has performed certain procedures with respect to certain financial statements of FCX and its consolidated subsidiaries included, or incorporated by reference, in the Registration Statement and the Prospectus, is an independent registered public

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accounting firm with respect to FCX as required by the Securities Act and the Public Company Accounting Oversight Board (United States) and its applicable published rules and regulations.
(i)    No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement (as such information may have been superseded by a subsequent filing with the Commission) and the Prospectus, there has not been (i) any material adverse change, or any development that would reasonably be expected to have a material adverse change, in the business, properties, management, financial condition or results of operations of FCX and the FCX Subsidiaries taken as a whole (a “FCX Material Adverse Effect”), (ii) any transaction which is material and adverse to FCX and the FCX Subsidiaries, taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by FCX or any FCX Subsidiary, which is material to FCX and the FCX Subsidiaries, taken as a whole or (iv) any material change in the capitalization or outstanding indebtedness of FCX or any FCX Subsidiaries.
(j)    Litigation. Other than as set forth in the Prospectus and the Registration Statement, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving FCX or any of the FCX Subsidiaries or its or their property is pending or, to FCX’s knowledge, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a FCX Material Adverse Effect.
(k)    No Conflicts; Compliance with Laws.
(i)    Neither FCX nor any FCX Subsidiary is in violation or default of (i) any provisions of the FCX Amended and Restated By-Laws, as amended (the “FCX By-Laws”), or other governing documents of FCX or the governing documents of such FCX Subsidiary, as the case may be, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over FCX or such FCX Subsidiary or any of its properties, as applicable, except in the case of clauses (ii) and (iii) as would not reasonably be expected to have a FCX Material Adverse Effect or as could not materially impair the ability of FCX to perform its obligations under this Agreement.
(ii)    The execution, delivery and performance by FCX of this Agreement and compliance by FCX with the terms and provisions hereof, and the issuance and sale by FCX of the shares of FCX Stock, do not and will not conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of FCX or any of the FCX Subsidiaries pursuant to (i) the provisions of the FCX By-Laws or other governing documents of FCX or any of the governing documents of any of the FCX Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which FCX or any of the FCX Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to FCX or any of the FCX Subsidiaries of

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any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over FCX or any of the FCX Subsidiaries or any of its or their properties, except in the case of clauses (ii) or (iii), as would not reasonably be expected, individually or in the aggregate, to have a FCX Material Adverse Effect.
(l)    Approvals.
(i)    No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein except (i) such as have been obtained under the Securities Act, and (ii) such as may be required under the blue sky laws of any jurisdiction or the by-laws and rules of the Financial Industry Regulatory Authority in connection with the purchase of the shares of FCX Stock in the manner contemplated herein and in the Prospectus or (iii) such that the failure to obtain would not reasonably be expected to result in a FCX Material Adverse Effect.
(ii)    FCX and the FCX Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except for such licenses, certificates, permits and other authorizations that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a FCX Material Adverse Effect, and neither FCX nor any such FCX Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a FCX Material Adverse Effect, except as set forth in or contemplated in the Prospectus.
(m)    Form S-3 Eligibility. The conditions to the use of Form S-3 in connection with the issuance of the Shares as contemplated hereby have been satisfied.
(n)    Covenants of FCX.
(i)    FCX shall prepare the Prospectus relating to the Shares and the offering thereof in a form approved by Noble and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the Start Date.
(ii)    A supplemental listing application and supporting documentation related to the Shares will be filed with the NYSE in accordance with its rules and procedures.
(iii)    FCX shall use its commercially reasonable efforts to take or cause to be taken all action and to do or cause to be done all things necessary, proper or advisable under applicable law and regulations to consummate and make effective the transactions between FCX and Noble contemplated by this Agreement related specifically to the issuance of the Shares. FCX shall use its commercially reasonable efforts to maintain a transfer agent and, if necessary under the jurisdiction of formation of FCX, a registrar for the Shares for so long as the Shares are owned by Noble or its affiliates.

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(iv)    On the date of any Stock Issuance, FCX will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act (other than a Registration Statement on Form S-8) relating to, any shares of FCX Stock or any securities convertible into or exercisable or exchangeable for FCX Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the FCX Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of FCX Stock or such other securities, in cash or otherwise, without the prior written consent of Noble, other than (A) the Shares, (B) the grant of stock options, restricted stock awards, phantom stock awards and other equity-based incentive awards to the FCX’s directors, officers, employees or consultants pursuant to FCX’s stock incentive plans existing on the date hereof and in compliance with the requirements of the NYSE and (C) any shares of FCX Stock issued upon the exercise of options or other awards or the vesting or other equity-based incentive awards granted under FCX’s stock-based compensation plans existing on the date hereof or upon exercise or conversion of any warrants or other securities outstanding on the date hereof.
(o)    FCX shall comply with the applicable provisions of (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”), (iii) any applicable state securities or “blue sky” laws and any other governmental, regulatory, administrative, stock exchange (including the rules and regulations of the NYSE) or similar authorities having jurisdiction over FCX or its affiliates, or their business, operations or assets and (iv) all other applicable requirements of law in connection with purchases of Noble Bonds and the other matters contemplated by this Agreement.
(p)    If Noble shall at any time furnish to FCX a notice that it is in possession of any material nonpublic information regarding the business, operations or prospects of Noble or the Noble Bonds (any such information, “Noble material nonpublic information”), then FCX shall not purchase Noble Bonds unless and until Noble provides to FCX a subsequent notice confirming that it is no longer in possession of Noble material nonpublic information.
(q)    Resales of Shares by Noble. In connection with any resale of Shares by Noble prior to a date that is three months following the End Date, upon the reasonable request of Noble or any underwriter, agent, broker or dealer effecting such a resale for Noble, and subject to any Suspension Notice (as defined below), FCX shall use its commercially reasonable efforts to:
(i)    cause to be filed with the Commission a Prospectus relating to such a resale;
(ii)    cause the FCX Form S-3 to remain effective until the earlier of (x) the date that is three months following the End Date and (y) such time as all of the Shares covered by this Agreement have been resold by Noble pursuant to the Prospectus referenced in clause (i) above;
(iii)    cause to be filed with the Commission a new registration statement on Form S-3, if necessary, to effect such a resale;

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(iv)    on the Start Date and each time that the Registration Statement or the Prospectus shall be amended or supplemented (except as noted in the proviso at the end of this subsection (iv)), FCX shall, unless Noble agrees otherwise, furnish to Noble and each underwriter, agent, broker or dealer effecting the resale of Shares for Noble, (i) a written legal opinion of Davis Polk & Wardwell LLP, in form and substance as is customarily given in opinions of company’s counsel to underwriters in underwritten registered offerings; and (ii) a “comfort” letter dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, signed by FCX’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings; provided, however, that FCX will not be required to cause Davis Polk & Wardwell LLP or its independent certified public accountants to furnish such letters to Noble and each such underwriter, agent, broker or dealer in connection with the filing of a Current Report on Form 8-K unless Noble or the underwriter, agent, broker or dealer effecting the resale of Shares for Noble have reasonably requested such a letter based upon the event or events reported in such Current Report on Form 8-K;
(v)    enter into such customary agreements (including a distribution, underwriting or comparable agreement in form substantially consistent with prior registered at-the-market offerings by FCX and providing for customary representations and warranties made by FCX to Noble and any such underwriter and the indemnification of Noble and any such underwriter, agent, broker or dealer by FCX on terms substantially consistent with such prior offerings, it being understood that such representations, warranties and indemnification to Noble and any such underwriter shall be substantially identical) and to take all such other customary actions as Noble or any such underwriter, agent, broker or dealer reasonably requests in order to expedite or facilitate the disposition of such Shares;
(vi)    make available for inspection by Noble and any such underwriter, agent, broker or dealer and any attorney, accountant or other agent retained by Noble or such underwriter, agent, broker or dealer (collectively, the “Inspectors”), all financial and other records and pertinent corporate documents of FCX reasonably requested (collectively, the “Records”), and to cause FCX’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such resales; and
(vii)    pay all expenses (other than stock transfer taxes applicable to the sale of the Shares by Noble, and fees and disbursements of counsel for Noble) in complying with its obligations pursuant to this Section 7(q), including, without limitation, selling or underwriting discounts or commissions payable to any agent or underwriter (which underwriter discount or commission shall not exceed 1.0%), reimbursements required to be made to any agent or underwriter in complying with its obligations under any distribution or underwriting agreement and all fees and expenses of FCX’s counsel and accountants.
(viii)    Notwithstanding anything to contrary in this Agreement, Noble, upon receipt of any notice from FCX that FCX is in possession of material nonpublic information regarding the business, operations or prospects of FCX (a “Suspension Notice”), Noble shall forthwith discontinue disposition of the Shares until Noble is advised in writing by FCX that the use of the Registration

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Statement and Prospectus may be resumed and Noble is furnished with a supplemented or amended Prospectus. If FCX shall give any Suspension Notice, FCX shall extend the period of time during which FCX is required to maintain the Form S-3 (or a new registration statement on Form S-3) effective pursuant to Section 7(q) of this Agreement by the number of days during the period from and including the date of the giving of such Suspension Notice to and including the date Noble either is advised by FCX that the use of the Prospectus may be resumed or receives copies of a supplemented or amended Prospectus. In any event, no Suspension Notice shall (A) be delivered prior to the second business day following the date of a Stock issuance or (B) result in Noble discontinuing the disposition of any Shares for more than one week.
8.    Representations, Warranties and Covenants of Noble.    As an inducement to FCX and FM O&G to enter into and perform this Agreement, Noble hereby represents and warrants to, and covenants with FCX and FM O&G as follows:
(a)    Company Status.    Noble is a limited liability company duly organized and validly existing in good standing under the laws of Delaware, having its principal place of business at 13135 South Dairy Ashford, Suite 800, Sugar Land, Texas 77478.
(b)    Authority.    The execution, delivery and performance by Noble of this Agreement have been duly and validly authorized and approved by all necessary limited liability company action on the part of Noble. Noble has full right, power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and upon such execution and delivery, this Agreement shall be binding and enforceable against Noble in accordance with its terms.
(c)    No Breach.    The execution, delivery and performance of this Agreement by Noble and the consummation by Noble of the transactions contemplated hereby will not (a) require any consent, approval or notice under, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event which, with notice or lapse or time or both, would constitute such a default) under, any material agreement to which Noble is a party or by which Noble is bound or to which any of the property or assets of Noble is subject, (b) conflict with or result in any violation of the provisions of the organizational documents of Noble, or (c) violate any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over Noble or the property or assets of Noble, except in the case of clauses (a) and (c), for such conflicts, breaches, violations or defaults as would not prevent the consummation of the transactions contemplated by this Agreement.
(d)    No Approvals.        No consent, approval, authorization or order of, or filing or registration with, any governmental agency or third party is required in connection with the consummation by Noble of the transactions contemplated by this Agreement.
(e)    FCX Information.    Noble acknowledges and agrees that FCX has provided or made available to Noble (through EDGAR, FCX’s web site or otherwise) the Registration Statement and all other FCX SEC Documents, as well as all press releases issued by FCX through the date of this Agreement.

{PH008180.2}    10

(f)    Material Information.     Noble agrees that if at any time during the period from the Start Date through and including the End Date Noble is in possession of Noble material nonpublic information then Noble shall promptly provide a notice to that effect to FCX.
(g)    Suspension Notices. Upon the receipt of any Suspension Notice, Noble shall comply with the terms of Section 7(q) of this Agreement.
9.    Indemnification, Costs and Expenses.
(a)    Indemnification by FCX. FCX agrees to indemnify Noble and its representatives (collectively, the “Noble Related Parties”) from, and hold each of them harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of FCX contained herein, provided such claim for indemnification relating to a breach of any representation or warranty is made prior to the first anniversary of the Agreement.
(b)    Indemnification by Noble. Noble agrees to indemnify FCX and its representatives (collectively, “FCX Related Parties”) from, and hold each of them harmless against, any and all losses, actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all reasonable costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever, including, without limitation, the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them as a result of, arising out of, or in any way related to the breach of any of the representations, warranties or covenants of Noble contained herein, provided such claim for indemnification relating to a breach of any representation or warranty is made prior to the first anniversary of the Agreement.
(c)    Indemnification Procedure. Promptly after any FCX Related Party or Noble Related Party (hereinafter, the “Indemnified Party”) has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement, the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is materially prejudiced by such failure. Such notice shall state the nature and the basis of such claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the

{PH008180.2}    11

Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses reasonably incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying Party has failed to assume the defense and employ counsel or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim in respect of which indemnification may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such claim), unless (i) such settlement, compromise or consent includes an unconditional release of the Indemnified Party from all liability arising out of such claim, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Indemnified Party.
10.    Notices.     All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed duly given upon receipt if delivered in person, by overnight courier, by electronic mail, or by facsimile, or three (3) days after such notice is deposited in the mail, first class delivery, postage prepaid and addressed as follows:
(a)    If to Noble:
Noble Drilling (U.S.) LLC
13135 South Dairy Ashford Road
Sugar Land, Texas 77478
Attn: Legal Department
Fax: (281) 279-6336
Email: WTurcotte@noblecorp.com
SRechter@noblecorp.com

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(b)    If to FCX:
Freeport-McMoRan Inc.
333 North Central Avenue
Phoenix, Arizona 85004
Attn: Douglas N. Currault II
Fax: (602) 453-2871
Email: douglas_currault@fmi.com

(c)    If to FM O&G:
Freeport-McMoRan Oil & Gas LLC
700 Milam, Suite 3100
Houston, Texas 77002
Attn: Carolyn Bertrand
Email: carolyn_bertrand@fmi.com

11.    Successors and Assigns.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties
12.    Governing Law. This Agreement shall be governed by the general maritime law of the United States of America, or the laws of the State of New York if the general maritime law is not applicable. The parties agree that any legal action or proceeding relating to this Agreement shall be instituted in a state or federal court in New York County, New York. The parties agree to submit to the exclusive jurisdiction of, and agree that venue is proper in, these courts in any such action or proceeding.
13.     Entire Agreement.    This Agreement constitutes the entire agreement between the Parties and supersedes any and all prior or contemporaneous agreements or representations, written or oral, between the parties concerning the subject matter of this Agreement and neither Party shall be liable or bound to any other Party in any manner by any warranties, representations, or covenants except as specifically set forth herein. This Agreement may not be modified or amended except in writing and signed by a duly authorized representative of each Party; no other act, document, usage, or custom shall be deemed to amend or modify this Agreement. For the avoidance of doubt, this Agreement shall not supersede Drilling Contracts subject to Section 4 hereof prior to the completion of the applicable current assignment.
14.    Currency. In this Agreement, all amounts expressed are United States dollar amounts.
15.    Counterparts.     This Agreement may be executed in any number of counterparts, and each counterpart shall be considered an original, all of which together shall constitute one Agreement.
[Signatures on next page]

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IN WITNESS WHEREOF, the Parties have caused this Settlement and Termination Agreement to be executed as of the date first above written.
FREEPORT-McMoRan INC.

By:    /s/ Douglas N. Currault II
Name:    Douglas N. Currault II
Title:    Deputy General Counsel and Secretary

FREEPORT-McMoRan OIL & GAS LLC

By:    /s/ Douglas N. Currault II
Name:    Douglas N. Currault II
Title:    Vice President and Secretary

NOBLE DRILLING (U.S.) LLC

By:    /s/ Dennis J. Lubojacky
Name:    Dennis J. Lubojacky
Title:    Vice President

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